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                                                                   Exhibit 10.04
                                    GUARANTY

               GUARANTY dated as of October 11, 2001 by FIRST REALTY INVESTMENTS, INC., a Nevada corporation (the "Guarantor"), in favor of QUEPASA.COM, INC., a Nevada corporation (the "Lender"), and its successors and permitted assigns.

          A. Simultaneously herewith Great Western Land and Recreation, Inc., a Delaware corporation (the "Borrower"), has borrowed $500,000 from the Lender and delivered a Promissory Note (the "Note"; capitalized terms used herein and not defined shall have their meaning given them in the Note) to the Lender, pursuant to which the Borrower promises to pay the Lender $500,000 plus interest thereon pursuant to the terms thereof.

          B. The Guarantor is an affiliate of the Borrower and will receive substantial benefits from the loans made pursuant to the Note. In addition, as additional consideration for the Guarantor entering into this Guaranty, the Borrower is forgiving certain indebtedness owing from the Guarantor to the Borrower.

               NOW, THEREFORE, in order to induce the Lender to make the loans pursuant to the Note and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

          1.   GUARANTY OF GUARANTEED OBLIGATIONS OF BORROWER. Subject to
Section 5, the Guarantor hereby unconditionally guarantees to the Lender, and its respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations and other covenants of Borrower under the Note (collectively, the "Guaranteed Obligations"). The Guarantor agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

               (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, the Note, the Pledge Agreement or any other agreement, document or instrument to which the Borrower and/or the Guarantor is or may become a party;

               (b) the absence of any action to enforce this Guaranty, , the Note or the Pledge Agreement or the waiver or consent by the Lender with respect to any of the provisions thereof;

               (c)  the insolvency of the Borrower and/or the Guarantor; or

               (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

          it being agreed by the Guarantor that its obligations under this Guaranty shall not be discharged until the Lender gives written notice, not to be unreasonably withheld, to the Guarantor

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that all of the Guaranteed Obligations have been indefeasibly paid in full or otherwise discharged. The Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations. The Guarantor agrees that any notice or directive given at any time to the Lender which is inconsistent with the waiver in this Section 1 shall be null and void and may be ignored by the Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Lender has specifically agreed otherwise in writing. It is agreed among the Guarantor and the Lender that the foregoing waivers are of the essence of the transaction contemplated by the Note and the Pledge Agreement and that, but for this Guaranty and such waivers, the Lender would decline to enter into the Note and the Pledge Agreement.

          2. DEMAND BY THE LENDER. Subject to Sections 5 and 15, in addition to the terms of the Guaranty set forth in Section 1 hereof, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time, an Event of Default under the Note has occurred and is continuing, then the Guarantor shall, without demand, pay to the Lender the outstanding amount due and owing to the Lender. Payment by the Guarantor shall be made in immediately available funds to an account, designated by the Lender or at the address set forth herein for the giving of notice to the Lender or at any other address that may be specified in writing from time to time by the Lender, and shall be credited and applied to the Guaranteed Obligations.

          3. ENFORCEMENT OF GUARANTY. In no event shall the Lender have any obligation (although it is entitled, at its option) to proceed against the Borrower before seeking satisfaction from the Guarantor.

          4. WAIVER. In addition to the waivers contained in Section 1 hereof, the Guarantor to the fullest extent permitted by law waives and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption or similar laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of its Guaranteed Obligations under, or the enforcement by the Lender of, this Guaranty. The Guarantor hereby to the fullest extent permitted by law waives diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in the Borrower's financial condition or any other fact which might increase the risk to the Guarantor) with respect to any of the Guaranteed Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. The Guarantor represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offsets or defenses against the Lender of any kind. The Guarantor further agrees that its obligations under this Guaranty shall not be subject to any counterclaims, offsets or defenses of any kind which may arise in the future against the Lender or its affiliates.

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          5.   LIMITATIONS ON ENFORCEABILITY OF GUARANTY. Notwithstanding
anything to the contrary, this Guaranty shall only be enforceable against the Guarantor if there is an Event of Default under the Note and Lender's right to enforce the Borrower's obligations shall be limited to the collateral pledged pursuant to the Pledge Agreement executed by the Guarantor in favor of the Lender of even date herewith.

          6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender.

          7. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing, shall be given to such party at its address set forth below or at such other address as shall be furnished by any party by like notice to the others. Each such notice, request or other communication shall be deemed to have been duly given (i) as of the date of delivery, if delivered personally, (ii) upon the next business day when delivered during normal business hours to a recognized overnight courier service, such as Federal Express for next business day delivery, or (iii) on the business day of receipt if sent by facsimile (with confirmation of receipt).

               (a)  if to Pledgor, to:

                                   5115 N. Scottsdale Rd., Suite 101
                                   Scottsdale, AZ 85250
                                   Attn:    Jay Torok
                                   Fax:     (480) 949-6007

                                   with copies to:

                                   Gallagher & Kennedy P.A.
                                   2575 East Camelback Road
                                   Phoenix, AZ 85016-9225
                                   Attn:  Edward Zachary
                                   Fax:  (602) 530-8500

               if to Lender, to:

                                   quepasa.com, inc.
                                   400 E. Van Buren, 4th Floor
                                   Phoenix, AZ  85004
                                   Attn: Gary L. Trujillo
                                   Fax:     (602) 281-1499

                                   with copies to:

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                                   Brownstein Hyatt & Faber, P.C.
                                   410 Seventeenth Street, 22nd Floor
                                   Denver, Colorado 80202
                                   Attn: Jeffrey M. Knetsch
                                   Fax:     (303) 223-1111

          or such other address or persons as the parties may from time to time designate in writing in the manner provided in this Section 7.

          8. NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          9. CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty,
(b) be binding upon the Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by the Lender and its successors and permitted assigns. Notwithstanding the foregoing, the Guarantor may not assign its obligations hereunder without the prior written consent of the Lender.

          10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEVADA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ARIZONA.

          11. SEVERABILITY. Whenever possible, each provision of this Guaranty will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction but this Guaranty will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          12. COUNTERPARTS. This Guaranty may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

          13. ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of

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attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          14. WAIVER OF JURY TRIAL. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the Note or the Pledge Agreement. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, the Note and the Pledge Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section.

                                    * * * * *

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          IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

                                           FIRST REALTY INVESTMENTS, INC.

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


Accepted and Agreed to:

QUEPASA.COM, INC.


By:
    ---------------------------------
    Name:
    Title:


                          [SIGNATURE PAGE TO GUARANTY]